Exhibit 10.2

Execution Version

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of November 17, 2016, is by and among TAPSTONE ENERGY LLC, a Delaware limited liability company (the “Borrower”), the other Loan Parties party hereto, the Lenders (as such term is hereinafter defined) party hereto and BANK OF AMERICA, N.A., as the administrative agent under the Credit Agreement referenced below (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A. The Borrower, the lenders from time to time party thereto (collectively, the “Lenders” and, individually, a “Lender”), the Administrative Agent, Bank of America, N.A., as L/C Issuer and the other agents referred to therein are parties to that certain Amended and Restated Credit Agreement, dated as of December 31, 2014 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit (subject to the terms and conditions thereof) to the Borrower.

B. The Borrower has previously informed the Administrative Agent that it desires to amend certain provisions of the Credit Agreement.

C. In order to amend such provisions of the Credit Agreement, the Lenders signatory hereto and the Administrative Agent are willing to amend the Credit Agreement on the terms and conditions more fully described herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article, schedule, exhibit and section references in this Amendment refer to articles and sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendment to Article VI. Article VI of the Credit Agreement is hereby amended by inserting a new Section 6.21 to read as follows:

Section 6.21 Required Hedging. The Borrower shall, or shall cause other Loan Parties to, enter into by December 31, 2016, and maintain in effect at all times during the 2017 calendar year, Swap Contracts reasonably acceptable to the Administrative Agent with the purpose and effect of fixing prices on oil and natural gas liquids to be produced by the Loan Parties during the 2017 calendar year, covering at least 3,300 barrels of oil per day and at least 5,100 barrels of natural gas liquids per day.

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2.2 Amendment to Section 8.01. Section 8.01(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(b) Specific Covenants. The Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 6.03, 6.05(a) or (b), 6.07, 6.11, 6.12, 6.20, 6.21 or Article VII; or

Section 3. Conditions Precedent. This Amendment shall not become effective until the date (the “First Amendment Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 10.01 of the Credit Agreement):

3.1 Counterparts. The Administrative Agent shall have received from the Required Lenders, the Borrower and the other Loan Parties executed counterparts (in such number as may be requested by the Administrative Agent) of this Amendment.

3.2 No Default or Event of Default. As of the First Amendment Effective Date, immediately before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

3.3 Fees. The Administrative Agent, the Lenders and L/C Issuer shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including to the extent invoiced prior to the First Amendment Effective Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

The Administrative Agent shall notify the Borrower and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.

Section 4. Scheduled Redetermination of the Borrowing Base. Effective as of the First Amendment Effective Date, the Borrowing Base shall be $385,000,000, subject to future Redeterminations as provided in the Credit Agreement. The Borrower and the Lenders agree that this Redetermination shall constitute the Scheduled Redetermination scheduled to occur on October 1, 2016.

Section 5. Miscellaneous.

5.1 Confirmation. The provisions of the Loan Documents, as amended by this Amendment, shall remain in full force and effect in accordance with their terms following the effectiveness of this Amendment.

5.2 Ratification and Affirmation; Representations and Warranties. The Borrower and each of the other Loan Parties does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents, as amended hereby, and its obligations thereunder. Each Loan Party hereby (a) acknowledges, renews and extends its continued liability under, each Loan Document, as amended hereby, to which it is a party and agrees that each Loan Document, as amended hereby, to which it is a party remains in full force and effect, notwithstanding the amendments contained herein and (b) represents and warrants to the Administrative Agent and the Lenders that: (i) as of the date hereof, after giving effect to the terms of this Amendment, all of the

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representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except with respect to representations and warranties which are expressly qualified by materiality, which shall be true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except with respect to representations and warranties which are expressly qualified by materiality, which shall be true and correct in all respects) as of such earlier date, and except that the representations and warranties contained in the first sentence of subsection (a) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement and (ii) (A) as of the date hereof, no Default has occurred and is continuing and (B) immediately after giving effect to this Amendment, no Default will have occurred and be continuing.

5.3 Loan Document. This Amendment and each agreement, instrument, certificate or document executed by the Borrower and/or the Guarantors, as applicable, or any of their respective officers in connection therewith are “Loan Documents” as defined and described in the Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.

5.4 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (e.g., “pdf” or “tiff”) shall be effective as delivery of a manually executed counterpart of this Amendment.

5.5 NO ORAL AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

5.6 GOVERNING LAW. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Credit Agreement to be duly executed as of the date first written above.

BORROWER

TAPSTONE ENERGY, LLC, as the Borrower

By:	/s/ Tom L. Ward
Name:	Tom L. Ward
Title:	Chairman and Chief Executive Officer

GUARANTORS

TAPSTONE MANAGER, LLC,
TAPSTONE MANAGEMENT COMPANY, LLC TAPSTONE MIDSTREAM, LLC

By:	/s/ Tom L. Ward
Name:	Tom L. Ward
Title:	Chairman and Chief Executive Officer

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent and a Lender

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Managing Director

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

Royal Bank of Canada, as a Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

SunTrust Bank, as a Lender

By:	/s/ John Kovarik
Name:	John Kovarik
Title:	Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

Capital One, National Association, as a Lender

By:	/s/ Michael Higgins
Name:	Michael Higgins
Title:	Senior Director

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

ABN AMRO Capital USA LLC, as a Lender

By:	/s/ J.D. Kalverkamp
Name:	J.D. Kalverkamp
Title:	Country Executive

By:	/s/ Elizabeth Johnson
Name:	Elizabeth Johnson
Title:	Director

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Benjamin Souh
Name:	Benjamin Souh
Title:	Vice President

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

Comerica Bank, as a Lender

By:	/s/ John S. Lesikar
Name:	John S. Lesikar
Title:	Senior Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

BOKF, NA, DBA BANK OF OKLAHOMA, as a Lender

By:	/s/ Jon Anderson
Name:	Jon Anderson
Title:	Assistant Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

The Huntington National Bank, as a Lender

By:	/s/ Christopher Renyi
Name:	Christopher Renyi
Title:	Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

Whitney Bank, as a Lender

By:	/s/ David Sisler
Name:	David Sisler
Title:	Senior Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender

By:	/s/ Ushma Dedhiya
Name:	Ushma Dedhiya
Title:	Authorized Signatory

[Signature Page to First Amendment to Amended and Restated Credit Agreement]